Exhibit 99.1

Company Presentation

June 2005

Disclaimer

Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets.  Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the
Company's Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I.            Overview

II.   Investment Strategy

III.   Financial Information

TABLE OF CONTENTS

Overview

Capital Trust

Largest dedicated commercial real estate subordinate debt investor in the US

Founded by Sam Zell and John Klopp in 1997

Originated $5.0 billion of investments since inception

Unparalleled track record

Less than 0.75% loss experience on the entire portfolio

Fully integrated internal management structure

Senior management averaging 18 years of experience

Expandable platform

OVERVIEW

OVERVIEW

CT Investment Management
Co., LLC (TRS)

100%

CT Mezzanine
Partners II LP

Unique Business Model

Balance Sheet

Net Interest Margin

Investment Management

Fee Income

CT Mezzanine
Partners III, Inc.

+

Capital Trust, Inc.

(NYSE: “CT”)

(Management Contracts)

Investment Manager

CDO Collateral Manager

Special Servicer

OVERVIEW

Recent Highlights

Collateralized Debt Obligations

Capital Trust RE CDO 2004-1 (7/04): sold $253 million of investment grade securities backed by $324 million of BB/B subordinate real estate debt

Capital Trust RE CDO 2005-1 (3/05): sold $299 million of investment grade securities backed by $338 million of BBB/BB subordinate real estate debt

Sold 4.0 million shares in public offering and effected conversion of $92 million of junior subordinated debentures into common equity

Originations for 2004: $1.2 billion on balance sheet and for funds under management

Received Special Servicing ratings from Fitch, S&P and Moody’s

Achieved strong financial performance (3/31/04 - 3/31/05):

Increased assets by over 100%

Increased shareholders’ equity by over 200%

Increased book value per share by 41%

Announced Q1 ‘05 dividend of $0.55 per share (+10%)

36.00
34.00
32.00
30.00
28.00
26.00
24.00
22.00
20.00
6/21
7/21
8/21
9/21
10/21
11/21
12/21
1/21
2/21
3/21
4/21
5/21
6/21
200
100
(000s)

CAPITALTRUST

NYSE: CT

Trailing 12-Month Performance

2Q’ 04 Div.

3Q’ 04 Div.

Trailing Twelve Month Return: 43%

(1)

Note:

(1) Source: Bloomberg (assumes reinvestment of dividends).

(2) Peer group includes iStar Financial Inc., Anthracite Capital Inc., Newcastle Investment Corp., Arbor Realty Trust, Gramercy Capital Corp.,
      RAIT Investment Trust and NorthStar Realty Finance Corp.

OVERVIEW

1Q’ 05 Div.

4Q’ 04 Div.

Share Price (Close)

Current (6/21/05)

$34.55

High (5/31/05)

$34.97

Low (8/9/04)

$23.80

Valuation Metrics

CT

Peers(2)

Price/Book

1.7x

1.8x

Price/EPS

15.6x

15.2x

Div. Yield

5.6%

5.5%

TTM Return

42.9%

25.4%

Daily Volume

Average (1/01/04-7/22/04)

15,561

Average (7/23/04-6/21/05)

41,489

OVERVIEW

Growth Strategy

Continue to grow balance sheet assets

Continue to grow investment management business through the sponsorship of additional funds

Create the most efficient capital structure through the use of CDOs and other structured products

Expand our franchise

Incubate and/or acquire complementary balance sheet and investment management businesses

Lending/Investing

Asset Management

Administration

Finance

Capital Markets

CEO, John Klopp

Board of Directors

Sam Zell

Thomas Dobrowski

Martin Edelman

Craig Hatkoff

Edward Hyman

John Klopp

Henry Nassau

Josh Polan

Lynne Sagalyn

OVERVIEW

36 Professionals

CFO, Geoffrey Jervis

COO, Stephen Plavin

Investment Strategy

1994
U.S. Commercial Real Estate Debt Market:
$952 Billion

Other
8%
Banks
39%
Savings & Loans
13%
Agency & Govt
Pools
14%
Life Ins. Cos.
21%
CMBS
5%

2004
U.S. Commercial Real Estate Debt Market:
$2.3 Trillion

Other
6%
Banks
43%
Savings & Loans
8%
Agency & Govt
Pools
14%
Life Ins. Cos.
11%
CMBS
18%

CAPITALTRUST

Note:

(1) Source: Federal Reserve Data.

INVESTMENT STRATEGY

A Large and Dynamic Market

CMBS has taken a larger share of a growing market

Market Growth 2x

CMBS Growth 8x

($52B)

($423B)

Historical US CMBS Issuance
Annual Issuance ($ billions)
Cumulative Issuance ($ billions)
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
0
60
120
180
240
300
360
420
480
540
600
660
720
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 YTD
Fixed Rate
Floating Rate
Cumulative US CMBS

CAPITAL TRUST

INVESTMENT STRATEGY

Growth of Securitization

Record issuance of $93 billion in 2004

Note:

(1) 2005 YTD as of 6/15/05.

Equity

1st Mortgage

Traditional

Early Stage

A Note

Equity

Mezzanine

Current

Equity

IG CMBS

Equity

Multiple Tranches of

B Notes, Mezzanine
Loans and CMBS

INVESTMENT STRATEGY

Evolving Capital Structure

Floating Rate

$13 Billion 2004

INVESTMENT STRATEGY

Securitized Capital Structures

Fixed Rate

$80 Billion 2004

AAA

A

AA

BBB

B Note/

Mezz

B Note/

Mezz

B Note/

Mezz

B Note/

Mezz

Equity

Equity

Equity

Equity

B

AAA

A

AA

BB

BBB

NR

Equity

Equity

Equity

Equity

Floating Rate

5 – 15%+

Equity

Senior B Note

Junior B Note

Junior Mezzanine

Senior Mezzanine

L + 150 to 225 bps

L + 225 to 375 bps

L + 375 to 500 bps

L + 500 to 1000+ bps

INVESTMENT STRATEGY

Relative Value

AAA to A

CMBS

BBB

B

BB

NR

AAA to A

CMBS

BBB

Equity

Fixed Rate

Gross

Unleveraged Returns

Gross

Unleveraged Returns

L + 15 to 50 bps

L + 100 to 150 bps

5 – 15%+

S + 260 to 500 bps

S + 650 to 850 bps

S + 1100 to 1500+ bps

S +  30 to 60 bps

S + 85 to 150 bps

IG CDO
Notes

CDO Equity

Below IG CDO
Notes

INVESTMENT STRATEGY

Collateralized Debt Obligation Model: Capital Trust RE CDO 2004-1

Mezzanine Loans

B Notes

Subordinate CMBS

Sold to 3rd Parties

Retained by
Capital Trust

Capital Trust RE CDO 2004-1

$324 million of collateral / 48 assets

88% B Notes, 8% Mezz, 4% CMBS

Weighted average rating: B

GAAP asset yield:  L + 4.05%

Weighted average LTV:  68.2%

Capital Trust RE CDO 2004-1

$253 million (AAA to BBB-)

L + 0.62% cash cost of debt

L + 1.04% all-in cost of debt

$71 million (BB to NR)

IG CDO
Notes

CDO Equity

Below IG CDO
Notes

INVESTMENT STRATEGY

Collateralized Debt Obligation Model: Capital Trust RE CDO 2005-1

Mezzanine Loans

B Notes

Subordinate CMBS

Sold to 3rd Parties

Retained by
Capital Trust

Capital Trust RE CDO 2005-1

$338 million of collateral / 28 assets

65% B Notes, 19% Mezz, 16% CMBS

Weighted average rating: BB

Weighted average coupon:  L + 2.36%(1)

Weighted average LTV:  56.6%

Capital Trust RE CDO 2005-1

$299 million (AAA to BBB-)

L + 0.49% cash cost of debt

L + 0.70% all-in cost of debt

Note:

(1) Excludes fixed rate assets.

$39 million (BB to NR)

INVESTMENT STRATEGY

Competitive Advantages

Investment Origination

Broad Network/Established Relationships

Structural Creativity and Flexibility

Quick Turnaround/Certainty of Closing

Transaction Execution

Credit Underwriting Expertise

Financial Structuring Experience

Proven Process

Capital Access and Structuring Expertise

Equity Sources

Debt Sources

Unparalleled Track Record

Senior Debt Provided by

Bank of America

717 Fifth Avenue

New York, NY

$165 Million

Senior Debt Provided by

Wells Fargo

DRA/DDR

Portfolio

Nationwide

$175 Million

Senior Debt Provided by

Merrill Lynch

GGP

Portfolio

Nationwide

$1 Billion

Senior Debt Provided by

IXIS Real Estate
Capital

Cerberus Hotel

Portfolio

Nationwide

$900 Million

Senior Debt Provided by

JPMorgan Chase

Highland Hospitality

Portfolio

Nationwide

$160 Million

Senior Debt Provided by

Wachovia

Radisson Lexington

Hotel

New York, NY

$150 Million

Senior Debt Provided by

Bear Stearns,

Bank of America and

Merrill Lynch

Boca Resorts Portfolio

Florida

$1 Billion

Senior Debt Provided by

Lehman Brothers

261 Fifth

Avenue

New York, NY

$92 Million

Senior Debt Provided by

Morgan Stanley

Longmont Commerce

Center

Longmont, CO

$114 Million

Senior Debt Provided by

CSFB

375 Park Avenue

New York, NY

$325 Million

Senior Debt Provided by

Nomura

401 East Ocean

Boulevard

Long Beach, CA

$14 Million

Senior Debt Provided by

Greenwich Capital

Tulsa Promenade

Tulsa, OK

$33 Million

Senior Debt Provided by

Goldman Sachs and

Greenwich Capital

Mervyn’s Portfolio

Nationwide

$800 Million

Senior Debt Provided by

GMACCM

3 Bethesda

Metro Center

Bethesda, MD

$75 Million

INVESTMENT STRATEGY

Senior Debt Provided by

Bear Stearns

Stoltz Retail

Portfolio

Nationwide

$95 Million

Origination

Originators

Asset Mgmt.

Approval

Underwriting

Due Diligence

Senior Lenders

Borrowers

Brokers

Deal Team

Business

Credit Team

Finance/Capital

Markets Team

Legal

Structure

Investment

Committee

Board

of Directors

Credit

Providers

Partners

Asset Mgmt. Team

Credit Team

Finance/Capital

Markets Team

Legal

Deal Team

INVESTMENT STRATEGY

Investment Process

Partners

INVESTMENT STRATEGY

Risk Management Principles

Create diversified portfolios

Asset category, property type and geographic market

Prudently employ leverage

Enhance returns

Increase the size and diversity of the portfolios

Manage a matched book

Control asset/liability mix (index & duration)

Use derivative instruments to hedge interest rate exposure

Maintain the liquidity necessary to hold and protect investments

Financial Information

Capital Trust, Inc.

3/31/05

Assets                 $1,001

Liabilities          $683

Equity                $318

CT Investment

Management

Co., LLC (TRS)

(100% owned)

(Management Contracts)

CT Mezzanine

Partners II LP

3/31/05

Assets                          $84

Liabilities                   $43

Equity                          $41

(4.7% owned)

(5.9% owned)

III - 1

Net Interest Margin

Base and Incentive

Management Fees

FINANCIAL INFORMATION

($ millions)

CT Mezzanine

Partners III, Inc.

3/31/05

Assets                        $680

Liabilities                 $415

Equity                       $265

III - 2

FINANCIAL INFORMATION

Assets ($000s)

Assets

        Cash

        Loans

          Fixed Rate

          Variable Rate

        CMBS

        Fund Investments

        Interest Rate Hedge (Swap)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Other

Total Liabilities

Common Equity

3/31/05

$31,078

101,718

          578,310

         244,214

20,983

3,232

        21,214

$1,000,749

        $113,884

551,691

      16,982

$682,557

$318,192

CMBS

Issues/Bonds:                     15/20

Face Value:                  $270,667

Fixed/Variable:        76% / 24%

GAAP Yield:                    9.36%

WAL:                            6.5 years

Average Rating:                     BB

Fund Investments         $Value

Fund II                                  $3,274

Fund III                                13,020

Capitalized Costs              4,689

Total                                  $20,983

Loans

# of Loans:                               74

Face:                              $676,990

Fixed/Variable:        15% / 85%

GAAP Yield:                    7.18%

WAL:                                     3.87

WALTV:                              65%

NOI Yield:                      13.69%

Notes:

(1)

Excludes one $3,038 NPL.

(2)

GAAP Yield multiplied by book balance equates to GAAP income for the asset.

(1)

(2)

(2)

(1)

Interest Rate Hedge (Swap)

$184 million notional

Pay 4.32% and receive LIBOR

Assets

        Cash

        Loans

          Fixed Rate

          Variable Rate

        CMBS

        Fund Investments

        Interest Rate Hedge (Swap)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Other

Total Liabilities

Common Equity

3/31/05

$31,078

101,718

          578,310

         244,214

20,983

3,232

        21,214

$1,000,749

        $113,884

551,691

      16,982

$682,557

$318,192

Liabilities and Equity ($000s)

III - 3

FINANCIAL INFORMATION

Secured Debt

Over $500 million of committed credit facilities

Multiple providers (Morgan Stanley, Goldman
Sachs, Bear Stearns, Liquid Funding, Commerz
Bank)

Coupon: LIBOR + 40 bps to LIBOR + 225 bps

GAAP Cost of Funds: 3.74%

Collateralized Debt Obligations

Investment grade CDO Notes sold

Weighted average coupon of L + 0.55%,
estimated all-in cost L + 0.86%

Non recourse, no mark to market, term and
index matched

Common Equity

15.3 million shares outstanding(1)

Book value per share: $20.78

16% owned by officers & directors

Notes:

(1)

Includes in-the-money options and warrants as of 3/31/05.

CT Investment

Management

Co., LLC (TRS)

CT Mezzanine

Partners II LP

3/31/05

Assets                      $84

Liabilities                $43

Equity                      $41

III - 4

FINANCIAL INFORMATION

Investment Management

$1.2 billion of investments

Investment period expired

1.3% mgmt. fee per annum

20% of profits after 10% pref. return
and 100% return of capital
(50%/50%, CT/Citi)

($ millions)

(Management Contracts)

CT Mezzanine

Partners III, Inc.

3/31/05

Assets                    $680

Liabilities              $415

Equity                    $265

$425 million of equity commitments

Investment period expired

1.4% mgmt. fee per annum

20% of profits after 10% pref. return
and 100% return of capital
(62.5%/37.5%, CT/Citi)

$1.5 billion of equity raised in three funds to date

(CT: 4.7%)

(CT: 5.9%)

3/31/05

$15,696

(5,752)

-

9,944

          7,904

(1,422)

25

6,507

        5,755

279

-

-

6,034

        1,267

$9,150

$0.60

$0.55

Income Statement ($000s)

FINANCIAL INFORMATION

III - 5

3 Months Ended

12/31/04

$46,561

(13,724)

(6,417)

26,420

          7,853

2,407

388

10,648

        15,229

1,100

5,886

   (6,672)

15,543

         (451)

$21,976

$2.14

$1.85

12 Months Ended

Portfolio Net Interest Margin

Interest Income

Interest Expense

Convertible Jr. Sub. Debentures

Net Interest Margin

Other Revenue

Fund Base Management Fees

Fund Investment Income

Other

Subtotal

Other Expenses

G&A

D&A

Unrealized Loss

Allowance for Possible Credit Losses

Subtotal

Income Taxes

Net Income

Net Income per share (diluted)

Dividends per share

FINANCIAL INFORMATION

III - 6

Conclusion

Dominant franchise in an attractive/growing market niche

Organic growth through:

Balance sheet investments – net interest margin

Assets under management – base and incentive management fees

Stable capital structure through the use of CDOs and other structured products

Expandable platform:

Other real estate strategies

Specialty finance/structured products